Exhibit 99.1

     January 12, 2021    Chelsey living with NMOSD  39th AnnualJ.P. Morgan Healthcare Conference  Aradhana Sarin, M.D.Chief Financial Officer

       Forward Looking Statements  This presentation contains forward-looking statements, including statements related to: the proposed acquisition by AstraZeneca and the anticipated timing of such acquisition; the benefits of the acquisition and the ability of the acquisition to deliver value to shareholders; the ability of AstraZeneca to successfully integrate Alexion's operations, and the ability of AstraZeneca to implement its plans, forecasts and other expectations with respect to Alexion's business after the completion of the proposed acquisition and realize expected synergies; Alexion’s anticipated financial results (including short-term guidance and long-range financial guidance), anticipated 2020 revenue, operating margin and non-GAAP EPS, revenue by 2025, our cumulative average growth rate through 2025, and peak revenue from our pipeline beyond 2025 (and all of the assumptions, judgments and estimates related to such anticipated future results); ambition to quadruple the number of neurology patients in the US by 2025; ambition for 10 product launches by 2023; anticipated future product launches (and the timing of those launches); plans to establish 7 blockbuster franchises and the targeted indications in each franchise; plans to make regulatory filings for approval of certain products and product candidates, the expected timing of such filings as well as the expected timing of the receipt of certain regulatory approvals to market a product; our ambition to treat 7,500 neurology patients by 2025; our strategy and ability to grow the ANDEXXA business both in indication and geography; ability to realize continued and sustainable growth in our aHUS franchise and metabolic business; the ability of our pipeline and existing products to provide long-term sustainable growth for shareholders; Company’s plans for future clinical trials and studies, the timing for the commencement and conclusion of future clinical trials and the expected timing of the receipt of results of clinical trials and studies; the anticipated number of patients that may be treated with the Company’s products both currently approved and in our pipeline; the Company’s goals for 2021 and near term events to support value creation for shareholders; the Company’s strategy for long-term value creation (including the following: establishing ULTOMIRIS as the new standard of care in PNH, aHUS and Neurology, plans to launch our next generation C5 formulations, plans to expand our presence in Neurology, focus expansion of ULTOMIRIS on direct-to-phase 3 rapid proof of concept trials, plans to further diversify our assets and establish novel platforms and the benefits of those plans); plans for additional formulations of ULTOMIRIS (high concentration and subcutaneous) and the timing for regulatory approval and potential benefits of such formulations; Alexion’s ambitions for its portfolio of assets; the anticipated pricing of ULTOMIRIS in PNH and aHUS; ambitions to increase aHUS program; the affected patient populations in the indications we are pursuing; plans to develop and launch ALXN1720; plans for our CSR program; the growth potential and plans for our FcRn program; and continued diversification of the pipeline. Forward-looking statements are subject to factors that may cause Alexion's results and plans to differ materially from those forward-looking statements, including for example: the risk that the proposed acquisition of Alexion by Astra Zeneca may not be completed and such failure could negatively affect our stock price and future business and financial results and if the Astra Zeneca merger agreement is terminated, we may be forced to pay a termination fee to Astra Zeneca; the severity of the impact of the COVID-19 pandemic on Alexion’s business, including on commercial and clinical development programs; our dependence on sales from our C5 products (SOLIRIS and ULTOMIRIS); delays (expected or unexpected) in the time it takes regulatory agencies to review and make determinations on applications for the marketing approval of our products; Alexion’s inability to timely submit (or failure to submit) future applications for regulatory approval for our products and product candidates; payer, physician and patient acceptance of ULTOMIRIS as an alternative to SOLIRIS; appropriate pricing for ULTOMIRIS; future competition from biosimilars and novel products; inability to timely initiate (or failure to initiate) and complete future clinical trials due to safety issues, IRB decisions, CMC-related issues, expense or unfavorable results from earlier trials (among other reasons); the number of patients that will use our products and product candidates in the future; decisions of regulatory authorities regarding the adequacy of our research, marketing approval or material limitations on the marketing of our products; delays or failure of product candidates to obtain regulatory approval; delays or the inability to launch product candidates due to regulatory restrictions, anticipated expense or other matters; interruptions or failures in the manufacture and supply of our products and our product candidates; failure to satisfactorily address matters raised by the FDA and other regulatory agencies; results in early stage clinical trials may not be indicative of full results or results from later stage or larger clinical trials (or broader patient populations) and do not ensure regulatory approval; the possibility that results of clinical trials are not predictive of safety and efficacy and potency of our products (or we fail to adequately operate or manage our clinical trials) which could cause us to halt trials, delay or prevent us from making regulatory approval filings or result in denial of regulatory approval of our product candidates; unexpected delays in clinical trials; unexpected concerns that may arise from additional data or analysis obtained during clinical trials; future product improvements may not be realized due to expense or feasibility or other factors; uncertainty of long-term success in developing, licensing or acquiring other product candidates or additional indications for existing products; inability to complete acquisitions due to failure of regulatory approval or material changes in target or otherwise; inability to complete acquisitions and investments due to increased competition for technology; the possibility that current rates of adoption of our products are not sustained (or anticipated adoption rates are not realized); internal development efforts do not result in commercialization of additional products; the adequacy of our pharmacovigilance and drug safety reporting processes; failure to protect and enforce our data, intellectual property and proprietary rights and the risks and uncertainties relating to intellectual property claims, lawsuits and challenges against us (including intellectual property lawsuits relating to products brought by third parties against Alexion); the risk that third party payors (including governmental agencies) will not reimburse or continue to reimburse for the use of our products at acceptable rates or at all; failure to realize the benefits and potential of investments, collaborations, licenses and acquisitions; failure by regulatory authorities to approve transactions; the possibility that expected tax benefits will not be realized or that tax liabilities exceed current expectations; assessment of impact of recent accounting pronouncements; potential declines in sovereign credit ratings or sovereign defaults in countries where we sell our products; delay of collection or reduction in reimbursement due to adverse economic conditions or changes in government and private insurer regulations and approaches to reimbursement; uncertainties surrounding legal proceedings, company investigations and government investigations; the risk that estimates regarding the number of patients with PNH, aHUS, gMG, NMOSD, HPP and LAL-D and other future indications we are pursuing are inaccurate; the risks of changing foreign exchange rates; risks relating to the potential effects of the Company's restructuring; risks related to the acquisition of companies and co-development and collaboration efforts; and a variety of other risks set forth from time to time in Alexion's filings with the SEC, including but not limited to the risks discussed in Alexion's Quarterly Report on Form 10-Q for the period ended September 30, 2020 and in our other filings with the SEC. Alexion disclaims any obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof, except when a duty arises under law.In addition to financial information prepared in accordance with GAAP, this press release also contains non-GAAP financial measures that Alexion believes, when considered together with the GAAP information, provide investors and management with supplemental information relating to performance, trends and prospects that promote a more complete understanding of our operating results and financial position during different periods. Alexion also uses these non-GAAP financial measures to establish budgets, set operational goals and to evaluate the performance of the business. The non-GAAP results, determined in accordance with our internal policies, exclude the impact of the following GAAP items (see reconciliation tables below for additional information): share-based compensation expense, fair value adjustment of inventory acquired, amortization of purchased intangible assets, changes in fair value of contingent consideration, restructuring and related expenses, upfront payments related to licenses and other strategic agreements, acquired in-process research and development, impairment of purchased intangible assets, gains and losses related to strategic equity investments, litigation charges, gain or loss on sale of a business or asset, gain or loss related to purchase options, contingent milestone payments associated with acquisitions of legal entities accounted for as asset acquisitions, acquisition related costs and certain adjustments to income tax expense. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, the financial measures prepared and presented in accordance with GAAP, and should be reviewed in conjunction with the relevant GAAP financial measures. Please refer to the attached Reconciliations of GAAP to non-GAAP Financial Results and GAAP to non-GAAP Financial Guidance for explanations of the amounts adjusted to arrive at non-GAAP net income, non-GAAP and non-GAAP earnings per share amounts for the three and nine month periods ended September 30, 2020 and 2019 and for the projected twelve months ending December 31, 2020.Amounts may not foot due to rounding.

     ALEXION’S NEXT CHAPTER  Our Next Chapter  &  Advances shared mission of following the science and using innovative approaches to develop life-changing medicines for patientsStrengthens AstraZeneca’s presence in immunology by adding Alexion’s strong pipeline and unique complement technology platformsCombined company to have broad global coverage across primary and specialty careAstraZeneca plans to create rare disease business unitCombined organization will be well positioned to accelerate innovation and deliver enhanced value for our shareholders, patients and rare disease communities we serve

     Standalone ALXN Targeting $9-10B in Global Revenues in 2025  1Ambition Baseline - 12/31/19 1,885 patients 2 2020 based guidance issued 10/29/20 32025 $9-10B target is at constant currencies (9/30/20 levels) 4 Illustrative, non risk-adjusted revenues, peak sales year varies by program  Key Building Blocks To Achieving 2025 Revenue Ambition  Sustainable PNH and Growing aHUS & Metabolic Businesses  Initial Revenue Contribution From 10 Launches By 2023  Expand Neurology U.S. Patient Volume 4x (to ~7,500 US Patients) 1  Grow ANDEXXA Utilization  PATH FOR STRONG GROWTH  ~$6BGlobal Revenues2            $9-10BGlobal Revenues3  > 10% CAGR          PNH (~30%)  PNH (~15%)    2025  2020  2023  >$10B+in pipeline peak sales potential4   Beyond 2025    1  2  3  4

5 | ALEXION | MISSION FOCUSED EXECUTION

Compelling Portfolio For Patients Today

5 Transformative Products

ULTOMIRIS®
(RAVULIZUMAB-CWVZ)

SOLIRIS®
(ECULIZUMAB)

STRENSIQ®
(ASFOTASE ALFA)

KANUMA®
(SEBELIPASE ALFA)

ANDEXXA/ONDEXXYA®
(ANDEXANET ALFA)

7 Rare & Devastating Conditions

PNH
(Paroxsysmal Nocturnal Hemoglobinuria)

aHUS
(Atypical Hemolytic Uremic Syndrome)

gMG
(Generalized Myesthenia Gravis)

NMOSD
(Neuromyelitis Optica Spectrum Disorder)

HPP
(Hypophosphatasia)

LAL-D
(Lysosomal Acid Lipase Deficiency)

FxA Reversal
(For Major Life-Threatening Bleeds)

Patient Centric Rare Disease Model

- Rare Disease Focused Field Force
- Best In Class Data Analytics
- Operational Excellence In Manufacturing & Supply
- Patient-centered Access Models
- ONESOURCE® Personalized Patient Support from Alexion — Personalized High-Touch Patient Support Services*

RARE DISEASE TAILORED CAPABILITIES, FOCUS & GLOBAL SCALE

*OneSource is a U.S. Patient Service Model

6 | ALEXION | MISSION FOCUSED EXECUTION

Transformed Our Development Pipeline

Category	Product	Indication	Therapeutic area	Phase 1 / Phase 2 / Phase 3 status
LEAD and EXPAND	SOLIRIS	IV (GBS) Japan Only	Neurology	Ph3 to Initiate 1H ‘21
LEAD and EXPAND	ULTOMIRIS	SC Weekly	Hematology	Estimated Filing 3Q ‘21
LEAD and EXPAND	ULTOMIRIS	IV (gMG)	Neurology	Estimated TLR 2H ‘21[1]
LEAD and EXPAND	ULTOMIRIS	IV (NMOSD)	Neurology	Estimated TLR 2H ‘22[1]
LEAD and EXPAND	ULTOMIRIS	IV (ALS)	Neurology	Estimated TLR 2H ‘22[1]
LEAD and EXPAND	ULTOMIRIS	IV (HSCT-TMA)	Nephrology	INITIATED Ph3 Initiated 4Q ‘20
LEAD and EXPAND	ULTOMIRIS	IV (CM-TMA)	Nephrology	Ph3 to Initiate 1H ‘21
LEAD and EXPAND	ULTOMIRIS	IV (COVID-19)[2]	Other/TBD	Estimated TLR 1H ‘21[1]
LEAD and EXPAND	ULTOMIRIS	IV (Renal Basket)	Nephrology	INITIATED Ph2 Initiated 4Q ‘20
LEAD and EXPAND	ALXN1720	SC (DM)[3]	Neurology	Est. TLR 1H ‘21[1]
LEAD and EXPAND	ALXN1720	SC (gMG)[3]	Neurology	Est. TLR 1H ‘21[1]
DIVERSIFY	ALXN1840	Oral (Wilson)	Metabolics	Estimated TLR 1H ‘21[1]
DIVERSIFY	ALXN1830	SC FcRn (WAIHA)[4]	Hematology	Ph2 to Initiate 2H ‘21
DIVERSIFY	ALXN1830	SC FcRn (gMG)[4]	Neurology	Ph2 to Initiate 2H ‘21
DIVERSIFY	CAEL-101	IV (AL Amyloidosis)[5]	Cardiology	Ph3 Initiated 3Q ‘20
DIVERSIFY	AG10	Oral (ATTR-CM) Japan Only[6]	Cardiology	INITIATED Ph3 Initiated 4Q ‘20
DIVERSIFY	ALXN2040	Oral (PNH with EVH)	Hematology	INITIATED Ph3 Initiated 4Q ‘20
DIVERSIFY	ALXN2040	Oral (Geographic Atrophy)	Ophthalmology	Ph2 to Initiate 2H ‘21
DIVERSIFY	ALXN2050	Oral (PNH Monotherapy)	Hematology	Estimated TLR 2H ‘21[1]
DIVERSIFY	ALXN2050	Oral (Renal Basket)	Nephrology	Ph2 to Initiate 1H ‘21
DIVERSIFY	ANDEXXA	ANDEXXA-S (Urgent Surgery)	Acute Care	Ph2 to Initiate 1H ‘21
DIVERSIFY	CERDULATINIB	Lymphoma (CTCL, PTCL, FL)	Other/TBD	Estimated TLR 1H ‘21[1]
DIVERSIFY	NEW ALXN1820	SC HV Study	Other/TBD	To Initiate 1Q ‘21; IND Filed 4Q ‘20
DIVERSIFY	NEW ALXN1850	SC HV Study	Metabolics	To Initiate 2Q ‘21; IND Filed 4Q ‘20

Legend: Hematology; Nephrology; Metabolics; Neurology; Cardiology; Ophthalmology; Acute Care; Other/TBD

[1]TLR: Topline readout; [2]Adults with COVID-19 who are hospitalized with severe pneumonia or acute respiratory distress syndrome (ARDS); [3]1720 currently in HV Ph1 with topline readout estimated 1H ‘21 and subsequent DM and gMG trials to begin after that; [4]1830 Ph1 HV program to reinitiate for SC formulation with WAIHA and gMG Ph2 programs to follow in 2021; [5]Structured as option to acquire Caelum; [6]Exclusive license to develop & commercialize in Japan

7 | ALEXION® MISSION FOCUSED EXECUTION

With Potential for 7 Blockbuster Franchises

LEAD AND EXPAND

DIVERSIFY

Hematology	Nephrology	Neurology	Metabolics	Cardiology	Ophthalmology	Acute Care
Paroxysmal Nocturnal Hemoglobinuria (PNH) **Warm Autoimmune Hemolytic Anemia** (WAIHA)	**Atypical Hemolytic Uremic Syndrome** (aHUS) **Hematopoietic Stem Cell Transplantation**[2] (HSCT-TMA) **Complement Mediated TMA** (CM-TMA) **Renal Basket** (LN, IgAN, PMN, C3G)	**Generalized Myasthenia Gravis** (gMG) **Neuromyelitis Optica Spectrum Disorder** (NMOSD) **Amyotrophic Lateral Sclerosis** (ALS) **Guillain-Barre Syndrome**[1] (GBS) **Dermatomyositis** (DM)	**Hypophosphatasia** (HPP) **Lysosomal Acid Lipase Deficiency** (LAL-D) **Wilson Disease**	**AL Amyloidosis** **Transthyretin Amyloid Cardiomyopathy**[1] (ATTR-CM)	**Geographic Atrophy** (GA)	**Factor Xa Major Bleeds** **Factor Xa Reversal for Urgent Surgery**

[1]Japan Development Only

             Strong Financial Execution  1A reconciliation of GAAP to non-GAAP financial results is provided in the appendix and is available at www.alexion.com *2020E based on midpoint of 2020 financial guidance issued on October 29, 2020. The 2020 estimates (and related assumptions) set forth on this slide reflect estimates as of October 29, 2020 and the information on this slide has not been updated to reflect any events subsequent to October 29, 2020..  +19% CAGR  +26% CAGR  +1000 bps  Double Digit Revenue Growth ($M)  Consistent Non-GAAP EPS Growth1  Best-In-Class Non-GAAP Operating Margins1        *  MISSION FOCUSED EXECUTION  +19% YoY Revenue Growth vs. 2019 highlights resilience of business despite Covid-19

9 | ALEXION
PATH FOR STRONG GROWTH

Neurology is Key Growth Driver through 2025

AMBITION TO TREAT 4x U.S. NEUROLOGY PATIENTS

US Neurology Patients (gMG & NMOSD)


SOLIRIS (eculizumab)
gMG Launch
NMOSD Launch
ULTOMIRIS (ravulizumab-cwvz)
gMG Launch
NMOSD Launch
ALXN1720
gMG Launch
~7,500
2,588
1,885
788
43
NEW
2017
2018
2019
2020
2021
2022
2023
2024
2025

Addressing Incremental Share of gMG Population With ULTOMIRIS Key to Achieving Ambition


60-80K Total US gMG Patients
ALXN1720
Majority of gMG AChR+ Patients Addressable
ULTOMIRIS (ravulizumab-cwvz)
~20K Patients
SOLIRIS (eculizumab)
~5-8K Patients

Estimated ULTOMIRIS launch in gMG 2H 2022

[1]Ambition Baseline - 12/31/19 1,885 patients (4x growth ambition includes only gMG and NMOSD indications)

10 | ALEXION
PATH FOR STRONG GROWTH

Maximizing ANDEXXA Potential

Key Progress

- Acceleration of demand to pre-COVID levels in the US
- Filed sBLA to expand US label to include enoxaparin and edoxaban
- Progressing EU payer & access negotiations, launch planning
- Executing against clinical and economic value education plans


Mobilize High Potential Institutions
Create System Level Access
Create HCP Pull Thru at Point of Care

Executing Against Re-Powered Launch Strategy

Integration and Re-Allocation of Commercial Efforts

Shift field teams to focus towards access and champion mobilization

Nearing Completion

Expand Geographic Reach and Label of ANDEXXA

Seek reimbursement in new markets and pursue development for broader label
(edoxaban/enoxaparin & urgent surgery)

Underway

Focus On Optimizing New and Existing Top Tier Accounts

Access Criteria

- Formulary
- Bleeding Protocol
- EMR System Availability[1]
- DUR Conducted[2]

Underway

\+

Awareness / Advocacy

- Clinical Champions
- Reimbursement Pathway Awareness (incl. NTAP)
- Clinical & Economic Value Education

Underway

\+

Demand Generation

- Network Center Adoption & Utilization
- Referral Network Activation

Underway

[1]EMR: Electronic Medical Record; [2]DUR: Drug Use Review

11 | ALEXION | PATH FOR STRONG GROWTH

Confidence in Sustainability of C5 Franchise

SOLIRIS® (eculizumab)	ULTOMIRIS® (ravulizumab-cwvz)	ALXN1720
First Generation C5	**Second Generation C5**	**Third Generation C5**
Ultra-Rare Focus *<6K Patients*	*Expanding to Rare* *>50K Potential Addressable Patients*	*Continued Expansion in Rare* *>100K Potential Addressable Patients*

Compelling ULTOMIRIS Profile

- Majority of C5 market will convert to ULTOMIRIS vs. SOLIRIS
  - Point estimates in favor of ULTOMIRIS on all 11 endpoints across two large Ph3 studies
  - Proven long-term safety record
  - Dosing convenience with only 6-7 (Q8W) 45-minute infusions per year
  - Expected dosing optionality with once-weekly SC self-administration in PNH/aHUS; exploring SC optionality in neurology as clinical data would likely be required
- Convenient product profile offered at a discount annually relative to SOLIRIS
  - Annual treatment cost per patient vs. SOLIRIS is 10% lower in PNH / ~30% lower in aHUS and future Neurology indications in maintenance phase
- Layers of intellectual property protection across indications & geographies

Bi-Specific Mini-Body

Long-Acting, Small Volume Subcutaneous Dosing

Potential for auto-injector or pre-filled syringe


VL
VH
CH1
CH2
CH3
eculizumab
(150 kDa)
α-C5
α-Alb
ALXN1720
(25 kDa)

On Track for Ph1 Healthy Volunteer Data 1H 2021

IMPROVING PROFILE FOR PATIENTS THROUGH THREE GENERATIONS OF C5 INHIBITION

12 ALEXION PATH FOR STRONG GROWTH

On Track For 10 Launches By 2023

LEAD AND *EXPAND* IN COMPLEMENT

Indication	Product	Population	Trial Status	Positioning	Mechanism / Product
PNH / aHUS	WEEKLY SC ULTOMIRIS	<6K Each U.S. Ultra-Rare Population	Ph3 Trial To File 3Q '21	First in Class	SC Infusion C5 Inhibitor
gMG	ULTOMIRIS	~20K U.S. Target Population[1]	Ph3 Trial Enrollment Complete NEW	Best in Class	C5 Inhibitor *ULTOMIRIS*
ALS	ULTOMIRIS	~15K U.S. Diagnosed Population[2]	Ph3 Trial >50% Enrolled NEW	First in Class	C5 Inhibitor *ULTOMIRIS*
HSCT-TMA	ULTOMIRIS	~5K U.S. Diagnosed Population[3]	Ph3 Trial Enrollment Underway NEW	First and Only	C5 Inhibitor *ULTOMIRIS*
NMOSD	ULTOMIRIS	~4.5K U.S. Target Population[4]	Ph3 Trial >80% Enrolled NEW	Best in Class	C5 Inhibitor *ULTOMIRIS*
CM-TMA	ULTOMIRIS	~2K Addt U.S. Opportunity[5]	Ph3 Trial To Initiate 1H '21	Best in Class	C5 Inhibitor *ULTOMIRIS*
GBS *Japan Only*	SOLIRIS	<2K JP Diagnosed Population[6]	Ph3 Trial To Initiate 1H '21	First and Only	C5 Inhibitor *SOLIRIS*

DIVERSIFY INTO NEW GROWTH AREAS

Indication	Product	Population	Trial Status	Positioning	Description
AL Amyloidosis	CAELUM BIOSCIENCES	~10K U.S. Diagnosed Population[7]	Ph3 Trial Initiated 3Q '20	First and Only	Targeted Therapy
ATTR-CM *Japan Only*	eidos	<6K JP Diagnosed Population[8]	Ph3 Trial Enrollment Underway NEW	First and Only	Small Molecule
Wilson Disease	ALXN1840	~5K U.S. Diagnosed Population[9]	Ph3 Trial On-Going; Data 1H '21	Potential Superiority	vs Standard of Care
PNH with EVH	ALXN2040	<10% U.S. PNH Population[10]	Ph3 Trial Enrollment Underway NEW	Address Patients	Suffering from EVH

1. Commercial estimate 2. Prevalence of ALS-United States, 2015 MMWR Morb Mortal Wkly Rep. 2018 Nov 23; 67(46): 1285-1289 3. Jodele S, Davies SM, Lane A, et al. Diagnostic and risk criteria for HSCT-associated thrombotic microangiopathy: a study in children and young adults. Blood. 2014;124(4):645–653. 4. Aligned with our Phase 3 PREVENT criteria 5.Alexion estimated market opportunity incremental to existing aHUS market 6. Saito T, Arimura K, No M. Result report of the National Epidemiology Survey secondary questionnaire survey on Guillain-Barré syndrome, Ministry of Health, Labour and Welfare specific disease, Immunologic neurological disease investigation sub-group Year 2000 Research Report, 2000;83-84. 7. Quock, T. P., et al. Epidemiology of AL amyloidosis: a real-world study using US claims data. *Blood Adv.* 2018; 2(10):1046-1053 8. Eidos Therapeutics 9. Poujois, A., et al. Characteristics and prevalence of Wilson's disease: A 2013 observational population-based study in France. Clin Res Hepatol Gastroenterol. 2018 Feb;42(1):57-6 10. Risitano AM, et al. *Blood.*2009;113(17):4094-4100

13 | ALEXION · MOMENTUM CONTINUES IN 2021

Advancing Shared Mission to Deliver Life-Changing Medicines

	2020	2021
LEAD IN COMPLEMENT		
• Establish ULTOMIRIS as standard of care • Continue to innovate for patients • Develop and launch next generation C5	✓ >70% PNH ULTOMIRIS converted in US, DE, JP ✓ ULTOMIRIS 100mg/mL approval (US & EU) ✓ ALXN1720 Ph1 continued to enroll	☐ >70% aHUS ULTOMIRIS converted in US (2H) ☐ ULTOMIRIS once-weekly SC filing (3Q) ☐ ALXN1720 Ph1 top line data (1H)
EXPAND IN COMPLEMENT		
• Expand presence in Neurology • Focus new ULTOMIRIS expansion on direct to Ph3 and rapid proof of concept studies	✓ 4x US Neuro ambition set: >700 new patients ✓ gMG Ph3 ULTOMIRIS enrollment complete ✓ NMOSD Ph3 ULTOMIRIS enrollment >80% ✓ ALS Ph3 ULTOMIRIS trial initiated; >50% enrolled	☐ gMG Ph3 ULTOMIRIS top line data (2H) ☐ gMG ULTOMIRIS filing (2H) ☐ NMOSD & ALS Ph3 ULTOMIRIS full enrollment (2H) ☐ ULTOMIRIS Nephrology[1] enrollment progress (FY)
DIVERSIFY Into New Growth Areas		
• Expand rare disease focus with novel assets • Grow acute care presence with ANDEXXA	✓ Ph3 ALXN1840 fully enrolled ✓ Ph3 CAEL-101 trial initiated ✓ PTLA acquisition closed	☐ Ph3 ALXN1840 top line data (1H) ☐ ALXN1840 filing in Wilson Disease (2H) ☐ Ph2 ALXN2040 Geographic Atrophy initiation (2H) ☐ ANDEXXA growth (FY)

PROPOSED ASTRA ZENECA ACQUISITION OF ALEXION EXPECTED TO CLOSE IN 3Q 2021

[1] Refers to ULTOMIRIS HSCT-TMA and CM-TMA Ph3 and Renal Basket Ph2 Trials

ALEXION

Thank You

Our Mission:

Transform the lives of people affected by rare diseases and devastating conditions by continuously innovating and creating meaningful value in all we do

Jesse living with gMG

Committed to Corporate Social Responsibility

- **Serve** Communities And Sustain Our Planet
- **Transform** Patient Lives
- **Advance** Our People And Our Company
- **Redefine** What It Means To Live With A Rare Disease

Ethics & Compliance: Our Foundation

Diversity, Inclusion, & Belonging At Alexion

At Alexion, Diversity is having a seat at the table. Inclusion is having a voice. Belonging is having that voice be heard.

53%
of Alexion's total workforce are female

MassBio
MASSACHUSETTS BIOTECHNOLOGY COUNCIL

Our Commitment: The MassBio CEO Pledge for a More Equitable and Inclusive Life Sciences Industry

       Investor dayAPPENDIX  0  |  Jesse living with gMG

 Rare Disease By The Numbers    RARE DISEASES AFFECT  APPENDIX      30MILLION  OF ALL RAREDISEASES  5%  PEOPLE IN THE UNITED STATES ARE AFFECTED BY RARE DISEASETHAT IS APPROXIMATELY   APPROVEDTREATMENTS ARE AVAILABLE FOR ONLY   Source: GAO Orphan Drugs November 2016; Global Genes     1 IN 10    7,000RARE DISEASES ARE KNOWN TO EXIST TODAY      50%  OF RARE DISEASE PATIENTS IN THE U.S. ARE CHILDREN    BY DEFINITION A RARE DISEASE AFFECTS   PATIENTS IN THE U.S.  <200,000  Donnan living with aHUS

 Albie living with LAL-D  Sumaira living with NMOSD  Our Mission: Transform the lives of people affected by rare diseases and devastating conditions by continuously innovating and creating meaningful value in all we do  Jesse living with gMG  Justice living with aHUS  Bunny living with PNH  Aira living with HPP

18 | ALEXION APPENDIX

Our Value Creation Strategy

LEAD **AND** ***EXPAND*** **IN COMPLEMENT**		***DIVERSIFY*** **INTO NEW GROWTH AREAS**

LEAD

- Establish ULTOMIRIS as the new standard of care
  - PNH
  - aHUS
  - Neurology in 2022/2023
- Develop and launch next-generation innovative C5 formulations

EXPAND

- Expand presence in Neurology
- Focus new ULTOMIRIS expansion opportunities on direct-to-Phase 3, rapid Proof of Concept

DIVERSIFY

- Execute novel asset development to expand rare disease focus
- Grow acute care presence with ANDEXXA

Secure and grow our base business → ***Drive new growth opportunities outside C5***

   APPENDIX  Q3 2020 YTD Revenue Composition   * Through 9/30/2020, as reported 10/29/2020  Geography  Product  US, DE, and JP >70% of Global Revenues  C5 Franchise ~85% of Global Revenues

     APPENDIX  ULTOMIRIS Conversion Progress      Dec 2018U.S. PNH ULTOMIRIS Approval   Oct 2019U.S. aHUS ULTOMIRISApproval   Jun 2020EU aHUS ULTOMIRISApproval  3Q 2020  Sep 2020JP aHUS ULTOMIRISApproval  Jun 2019JP PNH ULTOMIRIS Approval   Jul 2019EU PNH ULTOMIRIS Approval       aHUS ULTOMIRIS Conversion On Track T0 70% Ambition1  PNH ULTOMIRIS 70% Conversion In Top Three Markets Achieved    1aHUS ambition of 70% of total patients on ULTOMIRIS within 2 years of launch; 2Pending regulatory approval following completion of Phase 3 studies  2H 2022Estimated gMG ULTOMIRISApproval2  1H 2023Estimated NMOSD ULTOMIRISApproval2  Ambition for best-in-class conversion across all indications

   APPENDIX  ULTOMIRIS Conversion Dynamic: Two Key Considerations      Conversion Loading Dose Dynamic  Quarter-on-quarter (QoQ) Variability  ULTOMIRIS vs. SOLIRIS U.S. Annual Cost Per Patient    Maintenance Dosing    Year 1: Loading dose + Maintenance Dosing  SOLIRIS indication-specific dosing: aHUS, gMG, NMOSD labeled dose higher than PNHDrives indication-specific pricing differences when comparing SOLIRIS vs. ULTOMIRIS pricingULTOMIRIS weight-based dosing  ULTOMIRIS every 8 week infusion schedule drives variability in quarterly patient treatment costs Expect quarterly variability to be negligible on year-over-year (YoY) revenue comparisons  Note: pricing discounts are approximations, not exact  Infusion Timing Drives QoQ Variability  Patient Sample 1: Loading dose + 2 Maintenance Infusions     Patient Sample 2: Loading dose + 1 Maintenance Infusion     Loading dose  Maintenance Infusion

22 | ALEXION APPENDIX

Ample Opportunity to Expand C5 Platform Reach

ULTOMIRIS expansion a key component of ambition for 10 launches by 2023

ULTOMIRIS (ravulizumab-cwvz)

	gMG	ALS	HSCT-TMA	NMOSD	CM-TMA
Population	~20K U.S. Target Population[1]	~15K U.S. Diagnosed Population[2]	~5K U.S. Diagnosed Population[3]	~4.5K U.S. Target Population[4]	~2K Addt U.S. Opportunity[5]
Trial status	Ph3 Trial >90% Enrolled	Ph3 Trial Enrollment On-Going	Ph3 Trial Initiated 4Q '20	Ph3 Trial >50% Enrolled	Ph3 Trial To Initiate 1H '21
Positioning	Best in Class C5 Inhibitor *ULTOMIRIS*	First in Class C5 Inhibitor *ULTOMIRIS*	First and Only C5 Inhibitor *ULTOMIRIS*	Best in Class C5 Inhibitor *ULTOMIRIS*	Best in Class C5 Inhibitor *ULTOMIRIS*

2023

With even broader rare diseases populations in scope for development beyond

ULTOMIRIS

Renal Basket
- Pursing role of terminal complement inhibition in IgAN and LN
- US diagnosed prevalence of ~150K patients
- **Ph2 proof of concept trial initiated 4Q 2020**

ALXN1720

gMG
- Evolving gMG portfolio strategy to target the majority of AChR+ gMG patients
- US diagnosed prevalence of 60-80K patients
- **To pursue following Ph1 data in 1H 2021**

DM
- Expanding footprint in neuromuscular and rare autoimmune diseases
- US diagnosed prevalence of classic DM ~40K
- **To pursue following Ph1 data in 1H 2021**

23 | ALEXION | APPENDIX

Diversifying Beyond C5

Opportunities to diversify broaden ambition for 10 launches by 2023

~10K	<6K	~5K	<10%
U.S. Diagnosed Population[7]	JP Diagnosed Population[8]	U.S. Diagnosed Population[9]	U.S. PNH Population[10]
Ph3 Trial Initiated 3Q '20	**Ph3 Trial** To Initiate 4Q '20	**Ph3 Trial** On-Going; Data 1H '21	**Ph3 Trial** To Initiate 4Q '20
First and Only Targeted Therapy	**Best in Class** Small Molecule	**Potential Superiority** vs Standard of Care	**Address Patients** Suffering from EVH
AL Amyloidosis	**ATTR-CM** *Japan Only*	**Wilson Disease**	**PNH with EVH**

2023

With innovative platforms and novel assets continuing to diversify portfolio long-term

ALXN1830	**gMG**	• Once-weekly SC FcRn supports gMG portfolio strategy • **Ph2 trial to initiate 2H 2021**
ALXN1830	**WAIHA**	• Once-weekly SC FcRn expands hematology presence • **Ph2 trial to initiate 2H 2021**
Factor D	**GA**	• Systemic, oral approach to slow disease progression • **Ph2 trial to initiate 2H 2021 with ALXN2040**
Factor D	**Renal Basket**	• Exploring fD in LN, IgAN, PMN, and C3G • **Ph2 trial to initiate 1H 2021 with ALXN2050**
	ANDEXXA	• Launch "reboot" and label expansion efforts underway • **Ph2 Urgent Surgery trial to begin 2H2021**
	ALXN1820	• Novel anti-properdin mini-body • **First-in-human studies to begin 1H 2021**
	ALXN1850	• Next-gen asfotase alfa (STRENSIQ) • **First-in-human studies to begin 1H2021**

24 | ALEXION APPENDIX

Vast Opportunity In FcRn Landscape

ALXN1830 Value Proposition

- Rapid onset of action and sustained IgG lowering after a single dose
- Excellent PK/PD profile for indications of interest with >70% IgG lowering expected and high specificity to IgG
- Reduces IgG immunocomplexes levels
- Superior dosing profile with once weekly subcutaneous administration
- Favorable safety profile to date:
  - No effect on albumin, eliminating concerns of hypoalbuminemia
  - No headache seen thus far in SC HV
- Potential for combination therapy with Alexion's complement mini-bodies including ALXN1720 and ALXN1820

FcRn Has Potential to Treat Hundreds of Thousands of Patients with IgG Mediated Diseases Including gMG, WAIHA, CIDP etc

HV Ph1	1H 2021	2H 2021
ALXN1830 SC	SAD/MAD	
WAIHA		
ALXN1830 SC		Ph2
gMG		
ALXN1830 SC		Ph2

Positive Early Signal from SC Phase 1 Study

SC single doses suggest meaningful IgG-lowering potential prior to study pause due to COVID-19

- Preliminary PK/PD modeling suggests 1500mg weekly SC may have the potential to provide **>70% IgG lowering**
- Dosing would be compatible with **convenient SC delivery via on-body device**

25 ALEXION APPENDIX

Development-Stage Pipeline with >$10B+ in Potential Peak Sales

***LEAD* and *EXPAND* in complement**

***DIVERSIFY* into new growth areas (sourced through BD)**



<$100M
SOLIRIS
GBS (2023)
Japan Only
$1 to $4B
ULTOMIRIS
New Indications
ALS (2023)
HSCT-TMA (2023)
CM-TMA (2023)
$2 to $3B
ALXN1720
DM (2023+)
gMG (2023+)
$500M to $1B
ALXN1840
Wilson Disease (2022)
$1.0B+
ANDEXXA
Factor Xa (2020)
Urgent Surgery (2023+)
$1.0B+
Combined
CAEL-101[1]
AL Amyloidosis (2023)
AG10
ATTR-CM (2023)
Japan Only
$1.0B+
ALXN1830
WAIHA (2023+)
gMG (2023+)
$500M to $2.0B+
Factor D[2]
PNH (2023+)
GA (2023+)
Renal (2023+)

7 Blockbuster Franchises

Hematology | Nephrology | Metabolics | Neurology | Cardiology | Ophthalmology | Acute Care

Illustrative only; timing shown represents launch year; based on non-adjusted peak revenue estimates for incremental market opportunity; [1]Structured as an option to acquire Caelum; [2]Factor D represents both ALXN2040 and ALXN2050

26 | ALEXION APPENDIX

Near-Term Events Support Alexion's Value Creation Strategy

LEAD	US IPR Settlement (SOLIRIS Patents)	2Q 2020	☑
	ULTOMIRIS PNH Subcutaneous Ph3 Top Line Results (PK)	2Q 2020	☑
	ULTOMIRIS aHUS EMA Approval by EC	Mid 2020	☑
	ULTOMIRIS 100mg/ml Formulation FDA & EMA Approval	2H 2020	☑
	ULTOMIRIS Subcutaneous PNH/aHUS Launch	Mid 2022	☐
EXPAND	ULTOMIRIS HSCT-TMA Ph3 Trial Initiation	4Q 2020	☑
	ULTOMIRIS Ph2 Renal Basket Trial Initiation	4Q 2020	☑
	ULTOMIRIS COVID-19 Ph3 Interim Results	1H 2021	☐
	ULTOMIRIS gMG Ph3 Top Line Results	2H 2021	☐
	ULTOMIRIS ALS Ph3 Top Line Results	2H 2022	☐
	ULTOMIRIS NMOSD Ph3 Top Line Results	2H 2022	☐
	ULTOMIRIS gMG FDA Approval	2H 2022	☐
DIVERSIFY	Portola Acquisition Close	3Q 2020	☑
	ALXN2040 C3G Ph2 Top Line Results	Mid 2020	☑
	ALXN2060 (AG10) Japan Ph3 Initiation	4Q 2020	☑
	CAEL-101 Ph3 Trial Initiation	2H 2020	☑
	ALXN1820 IND Filing	2H 2020	☑
	ALXN1850 IND Filing	2H 2020	☑
	ALXN1840 Wilson Ph3 Top Line Results	1H 2021	☐
	ALXN2050 PNH Ph2 Top Line Results	2H 2021	☐
	ALXN2040 GA Ph2 Initiation	2H 2021	☐
	ALXN2060 (AG10) Japan Ph3 Top Line Results	2H 2022	☐
	ALXN1840 Wilson Launch	2H 2022	☐

   APPENDIX  CSR and ESG at Alexion    COMMITTED TO CONTINUING ELEVATION OF CSR REPORTING IN 2021  (Alexion’s Inaugural CSR Report Published in 2020)  Download Alexion’s Inaugural 2019 CSR Report at csr.alexion.com   “At Alexion, we work to change lives for the better – ours, people living with rare diseases and the communities we serve – and our commitment to being a responsible corporate citizen helps make it possible.”CEO LUDWIG HANTSON  Recognition  1st Decile Rank(Pharmaceuticals & Biotech)  Double Digit Growth  #1 ESG Risk Rating(Biotech)  Ranked161 out of 400 (Top 40%)

   APPENDIX  Commercial Portfolio Patent & Orphan Exclusivity  Product  Region  Patent Exclusivity  Orphan Exclusivity  Data Exclusivity  ULTOMIRIS  US  2035  PNH 2025aHUS (SC only; filing 3Q 2021)   2030    EU  2035  N/A  2029    Japan  2035  PNH 2029  2029  SOLIRIS  US  20271  gMG 2024NMO 2026  2019    EU  20202  aHUS 2023gMG 2027NMO 2029  2018    Japan  2027  gMG 2027NMO 2029  2020  STRENSIQ  US  2029  2022  2027    EU  2030  2027  2025    Japan  2028  2025  2025  KANUMA  US  2031  2022  2027    EU  2031  2027  2025    Japan  2031  2026  2026  ANDEXXA/ONDEXXYA  US  2030  2025  2030    EU  2033  N/A  2029    Japan  2028  N/A    1 Alexion licensed Amgen to commercialize biosimilar eculizumab effective March 1, 2025 (or earlier in certain circumstances). See IPR settlement agreement dated May 28, 20202 The following patents are under appeal which would extend patent to 2027: '834 Method of Use Patent was approved, then subsequently revoked in January 2019. Patent is in effect as Alexion appeals. ‘888 and ‘029 patent applications were rejected, and Alexion has begun the process to appeal these decisions. These patents are not in effect during appeal

29 ALEXION APPENDIX: LATE STAGE PIPELINE TRACKER

Identifier (Other)	Name (INN)	MOA	ROA	Indication	Phase	Study Start	Anticipated Study End
SOLIRIS	(eculizumab)	Anti-C5	Q2W IV	Guillain Barre Syndrome	Ph3	Initiating 1H '21	Not yet disclosed
ALXN1210	**ULTOMIRIS** (ravulizumab)	Anti-C5	Q1W SC	Paroxysmal Nocturnal Hemoglobinuria (PNH) Atypical Hemolytic Uremic Syndrome (aHUS)	Ph3	Initiated 1Q '19	TLR 2Q '20 Filing 3Q '21
			Q8W IV	Generalized Myasthenia Gravis (gMG)	Ph3	Initiated 1Q '19	TLR 2H '21
				Neuromyelitis Optica Spectrum Disorder (NMOSD)	Ph3	Initiated 4Q '19	TLR 2H '22
				Amyotrophic Lateral Sclerosis (ALS)	Ph3	Initiated 1Q '20	TLR 2H '22
				Hematopoetic Stem Cell Transplant Thrombotic Microangiopathy (HSCT-TMA)	Ph3	Initiated 4Q '20	Not yet disclosed
				Complement Mediated Thrombotic Microangiopathy (CM-TMA)	Ph3	Initiating 1H '21	Not yet disclosed
				Adults with COVID-19 who are hospitalized with severe pneumonia or ARDS	Ph3	Initiated 2Q '20	TLR 1H '21
				Renal Basket Study	Ph2	Initiated 4Q '20	Not yet disclosed
ALXN1720	**N/A**	Anti-C5 Bi-Specific	SC	Generalized Myasthenia Gravis (gMG)[1]	Ph1 HV	Reinitiated 3Q '20	TLR 1H '21
				Dermatomyositis (DM)[1]			
ALXN1840 *(WTX-101)*	*(Bis-choline tetrathiomolybdate)*	Copper chelator	Oral	Wilson Disease	Ph3	Initiated 1Q '18	TLR 1H '21
ALXN1830 *(SYNT-001)*	**N/A**	Anti-FcRn	SC	Warm Autoimmune Hemolytic Anemia (WAIHA)[2]	Ph1 HV	Reinitiating 1H '21	TLR 1H '21
				Generalized Myasthenia Gravis (gMG)[2]			
CAEL-101	**N/A**	ALκ/ALλ fibril reactive antibody	IV	Amyloid Light-Chain (AL) Amyloidosis	Ph3	Initiated 3Q '20	TLR 2H '22
ALXN2060 *(AG10)*	(acoramidis)	TTR tetramers stabilizer (small molecule)	Oral	Transthyretin Amyloid Cardiomyopathy (ATTR-CM)	Ph3	Initiated 4Q '20	TLR 2H '22
ALXN2040 *(ACH-4471)*	(danicopan)	Factor D inhibitor (small molecule)	TID Oral	PNH with Extravascular Hemolysis (PNH w/ EVH)	Ph3	Initiated 4Q '20	TLR 2H '22
			TBD	Geographic Atrophy	Ph2	Initiating 2H '21	Not yet disclosed
ALXN2050 *(ACH-5228)*	(vermicopan)	Factor D inhibitor (small molecule)	BID Oral	Paroxysmal Nocturnal Hemoglobinuria (PNH)	Ph2	Initiated 4Q '19	TLR 2H '21
				Renal Basket Study	Ph2	Initiating 1H '21	Not yet disclosed
ALXN2070	**ANDEXXA** (andexanet alfa)	Factor Xa Reversal	IV	Urgent Surgery	Ph2	Initiating 1H '21	Not yet disclosed
ALXN2075	(cerdulatinib)	SYK/JAK kinase inhibitor	Oral	Lymphoma (CTCL, PTCL, FL)	Ph2	PTLA Acquisition	TLR 1H '21
ALXN1820	**N/A**	Anti-Properdin Mini-Body	SC	Not yet disclosed	Ph1	Initiating 1Q '21	Not yet disclosed
ALXN1850	**N/A**	Next generation alfotase alfa	SC	Not yet disclosed	Ph1	Initiating 2Q '21	Not yet disclosed

[1]1720 currently in HV Ph1 with topline readout estimated 1H '21 and subsequent DM and gMG trials to begin after that; [2]1830 Ph1 HV program to reinitiate for SC formulation with WAIHA and gMG Ph2 programs to follow in 2021

   APPENDIX  Alexion Current Indications    Indication  Description  Links   PNH  Paroxysmal Nocturnal Hemoglobinuria  Chronic, debilitating, and potentially life-threatening ultra-rare blood disorder, with an average age of onset in the early 30s  more info  aHUS  atypical Hemolytic Uremic Syndrome  Ultra-rare, genetic, chronic, potentially life-threatening disease. Chronic uncontrolled complement activation results in thrombotic microangiopathy (TMA)  more info  gMG  Generalized Myasthenia Gravis  Debilitating, chronic, and progressive autoimmune neuromuscular disease.   more info  NMOSD  Neuromyelitis Optica Spectrum Disorder  Rare, devastating, complement-mediated disorder of the central nervous system characterized by relapses where each individual attack results in cumulative disability including blindness and paralysis, and sometimes premature death (primarily affects women)  more info  HPP  Hypophosphatemia  Inherited, progressive, ultra-rare metabolic disease in which patients experience devastating effects on multiple systems of the body, and face debilitating or life-threatening complications  more info  LAL-D  Liposomal Acid Lipase Deficiency  Genetic, chronic, and progressive ultra-rare metabolic disease in which infants, children, and adults experience continuous, uncontrolled accumulation of cholesteryl esters (CEs) and triglycerides (TGs) that may lead to multi-organ damage and premature death  more info  ANDEXXA  Coagulation factor Xa reversal (recombinant)  Reversal agent for life-threatening bleeds induced by factor Xa inhibitors  more info

31 | ALEXION APPENDIX

Alexion Pipeline Indications - I

	Indication	Description	Links
WD	Wilson Disease	Rare, chronic, genetic, and potentially life-threatening liver disorder of impaired copper transport. The disorder is characterized by build-up of intra-cellular hepatic copper. Untreated, Wilson disease leads to various combinations and severity of hepatic, neurologic, and psychiatric symptoms, and can be fatal.	
ALA	AL (Light-chain) Amyloidosis	A protein misfolding disorder in which B-cells produce incomplete λ and κ light chain antibodies which clump in certain organs / tissues (including heart, lungs, kidneys, nervous system, and liver, eventually causing organ damage and death.	more info
PNH-EVH	Paroxysmal Nocturnal Hemoglobinuria with Extravascular Hemolysis	Chronic, debilitating, and potentially life-threatening ultra-rare blood disorder, with an average age of onset in the early 30s. EVH occurs when C3 opsonization of red blood cells causes macrophages to destroy those cells in tissue.	
DM	Dermatomyositis	Progressive autoimmune condition that causes skin changes and muscle weakness. Symptoms can include a red skin rash around the eyelids, red bumps around the joints, and muscle weakness in the arms and legs. Dermatomyositis is most common in adults between ages 40 and 60, or in children between ages 5 and 15.	more info
HSCT-TMA	Hematopoetic Stem Cell Transplant Thrombotic Micro-Angiopathy	A significant and often lethal complication of HSCT. The condition is a systemic, multifactorial disorder caused by endothelial cell damage induced by conditioning regimens, immunosuppressant therapies, infection, graft versus host disease (GVHD), and other factors associated with HSCT. HSCT-TMA prognosis is poor, with overall mortality reported as high as ~80-90%.

32 | ALEXION APPENDIX

Alexion Pipeline Indications - II

	Indication	Description	Links
CM-TMA	Complement-Mediated Thrombotic Micro-Angiopathy	Caused by abnormalities of regulation of the alternative pathway of complement activation. The indication describes a group of severe and chronic ultra-rare diseases that can cause progressive injury to vital organs— via damage to the walls of blood vessels and blood clots—potentially leading to organ failure and premature death. CM-TMA affects both adults and children and represents the population of patients with aHUS with or without triggers.	
COVID-19	Severe Acute Respiratory Distress Syndrome in COVID-19 patients	Patients with severe illness include those who are hospitalized with severe pneumonia or acute respiratory distress syndrome. Evidence suggests that acute lung injury associated with COVID-19 may be mediated in part by complement pathway whereby elevated C5 ultimately leads to severe pneumonia, blood clots and multi-organ dysfunction in many advanced COVID patients.	
WAIHA	Warm Auto-Immune Hemolytic Anemia	Rare autoimmune disorder caused by pathogenic Immunoglobulin G (IgG) antibodies that react with and cause the premature destruction of red blood cells at normal body temperature. The disease is often characterized by profound, and potentially life-threatening anemia and other acute complications.	
ATTR-CM	Transthyretin Amyloidosis (ATTR) with Cardiomyopathy (ATTR-CM)	A progressive, fatal disease caused by the accumulation of misfolded tetrameric transthyretin (TTR) amyloid in the heart. Caused by the destabilization of TTR due to inherited mutations or aging, symptoms usually manifest later in life (age 50+), with median survival of three to five years from diagnosis.

33 | ALEXION APPENDIX

Alexion Pipeline Indications - III

	Indication	Description	Links
LN	Lupus Nephritis	An inflammatory renal disease that is a severe complication of systemic lupus erythematosus (SLE), in which deposits of immune complexes (e.g., IgG and complement) accumulate in the kidney and lead to injury. Approximately 30% SLE patients develop LN, and up to 30% of patients are refractory to treatment and progress to end stage renal disease requiring dialysis/transplant within 15 years . There are no FDA approved therapies for LN.	
PMN	Primary Membranous Nephropathy	Rare autoimmune disease characterized by autoantibodies to the podocyte membrane antigens PLA2R (~85%) and THSD7A (~5%) that causes nephrotic syndrome and chronic kidney disease. Approximately 30% of patients will progress to end stage renal disease within 10 years of diagnosis.	
IgAN	IgA Nephropathy (IgAN)	A heterogenous disease in terms of clinical manifestations and progression and is the most common cause of primary glomerulonephritis. In IgAN, locally deposited immune complexes lead to activation of the complement cascade & downstream endothelial organ damage. The Lectin and Alternative Pathways are believed to be the main driver of disease progression, which includes end stage renal disease and need for dialysis or transplant.	
C3G	Complement 3 Glomerulopathy	Ultra-rare, heterogenous renal disease characterized by uncontrolled continued activation of fluid and/or solid phase alternative pathway causing C3 deposition and inflammation, leading to kidney damage .	
ALS	Amyotrophic lateral sclerosis	A rare neurological disorder of progressive deterioration of nerve cells (motor neurons) in the brain and the spinal cord that control muscles throughout the body. Loss of motor neurons and muscle strength leads to loss of independence, paralysis and death, typically due to respiratory insufficiency.

APPENDIX

   APPENDIX